EXHIBIT 99.7

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The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Securitized Asset Backed Receivables LLC Trust 2004-NC1
All records


1. Summary Statistics

Collateral Characteristics:
Total Current Balance: $1,074,074,290
Number of Loans: 6,729
Average Current Balance: $159,619
Weighted Average Coupon: 7.253%
Weighted Average Net Coupon: 6.733%
Weighted Average Remaining Term: 347
Weighted Average Seasoning: 3
Second Liens: 1.49%
Weighted Average Combined OLTV: 80.86%
Weighted Average FICO: 610
Loans w/ Prepay Penalties: 78.48%
:
ARM Characteristics:
Weighted Average Coupon (Arm Only): 7.183%
Weighted Average Remaining Term (Arm Only): 355
Weighted Average Margin: 5.755%
Weighted Average Initial Per Cap: 1.529%
Weighted Average Per Cap: 1.529%
Weighted Average Lifetime Rate Cap: 7.001%
Weighted Average Months To Roll: 21
:
Loan Type:
Fixed: 30.89%
Balloons: 0.00%
2-28 Arms: 64.10%
3-27 Arms: 3.57%
Other Hybrid: 1.44%
:
Index:
6-Month Libor: 67.67%
1-Month Libor: 1.44%
Other Index: 30.89%

2. Loan Purpose

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                                                    % of Mortgage
                                                     Loan Pool by    Weighted   Weighted
                                       Aggregate       Aggregate     Average    Average     Weighted
                       Number of     Cut-off Date     Cut-off Date    Gross     Remaining    Average
Loan                    Mortgage       Principal        Princpal     Interest     Term      Combined
Purpose                  Loans         Balance          Balance       Rate      (months)  Original LTV (%)
----------------------------------------------------------------------------------------------------------
Refinance - Cashout      4,639       $746,683,839        69.52        7.28       348          78.37
Purchase                 1,688        273,453,072        25.46        7.19       349          87.74
Refinance - Rate Term      402         53,937,379         5.02        7.21       335          80.49
----------------------------------------------------------------------------------------------------------
Total:                   6,729     $1,074,074,290       100.00        7.25       347          80.86
----------------------------------------------------------------------------------------------------------


3. Occupancy

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                                                    % of Mortgage
                                                     Loan Pool by    Weighted   Weighted
                                       Aggregate       Aggregate     Average    Average     Weighted
                       Number of     Cut-off Date     Cut-off Date    Gross     Remaining    Average
                        Mortgage       Principal        Princpal     Interest     Term      Combined
Occupancy                Loans         Balance          Balance       Rate      (months)  Original LTV (%)
----------------------------------------------------------------------------------------------------------
Primary                  6,202        $997,819,447        92.90         7.25       347       81.13
Investment                 475          67,319,186         6.27         7.33       345       76.91
Second Home                 52           8,935,657         0.83         7.28       345       80.26
----------------------------------------------------------------------------------------------------------
Total:                   6,729      $1,074,074,290       100.00         7.25       347       80.86
----------------------------------------------------------------------------------------------------------


4. Property Type

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                                                    % of Mortgage
                                                     Loan Pool by    Weighted   Weighted
                                       Aggregate       Aggregate     Average    Average     Weighted
                       Number of     Cut-off Date     Cut-off Date    Gross     Remaining    Average
Property                Mortgage       Principal        Princpal     Interest     Term      Combined
Type                     Loans         Balance          Balance       Rate      (months)  Original LTV (%)
----------------------------------------------------------------------------------------------------------
Single Family Residence  5,238       $802,185,195        74.69        7.27        347        80.37
PUD                        609        107,577,303        10.02        7.22        347        82.63
2-4 Family                 480        104,184,421         9.70        7.16        349        81.15
Condo                      398         59,543,176         5.54        7.21        350        83.65
Manufactured Housing         4            584,196         0.05        6.53        357        88.45
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Total:                   6,729     $1,074,074,290       100.00        7.25        347        80.86
----------------------------------------------------------------------------------------------------------


5. Documentation Type

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                                                    % of Mortgage
                                                     Loan Pool by    Weighted   Weighted
                                       Aggregate       Aggregate     Average    Average     Weighted
                       Number of     Cut-off Date     Cut-off Date    Gross     Remaining    Average
Documentation           Mortgage       Principal        Princpal     Interest     Term      Combined
Type                     Loans         Balance          Balance       Rate      (months)  Original LTV (%)
----------------------------------------------------------------------------------------------------------
Full Documentation       4,152       $607,718,554        56.58        7.09       347          80.04
Stated Documentation     2,268        407,677,765        37.96        7.51       348          81.97
Limited Documentation      309         58,677,971         5.46        7.11       349          81.66
----------------------------------------------------------------------------------------------------------
Total:                   6,729     $1,074,074,290       100.00        7.25       347          80.86
----------------------------------------------------------------------------------------------------------


6. Fico Distribution

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                                                     % of Mortgage
                                                      Loan Pool by    Weighted   Weighted
                                        Aggregate       Aggregate     Average    Average     Weighted
                        Number of     Cut-off Date     Cut-off Date    Gross     Remaining    Average
Fico                     Mortgage       Principal        Princpal     Interest     Term      Combined
Distribution              Loans         Balance          Balance       Rate      (months)  Original LTV (%)
----------------------------------------------------------------------------------------------------------
500 - 519                  551         $71,965,906         6.70         8.32       349          73.19
520 - 539                  675          93,483,010         8.70         7.95       351          75.20
540 - 559                  756         110,857,115        10.32         7.68       351          77.17
560 - 579                  603          90,486,128         8.42         7.45       350          77.73
580 - 599                  717         108,466,011        10.10         7.38       349          81.01
600 - 619                  704         113,135,004        10.53         7.06       347          82.07
620 - 639                  770         130,838,839        12.18         6.93       347          82.21
640 - 659                  733         126,513,938        11.78         6.97       347          85.00
660 - 679                  533          92,944,675         8.65         6.89       344          85.63
680 - 699                  299          55,424,302         5.16         6.82       345          85.07
700 - 719                  149          30,147,723         2.81         6.67       341          85.31
720 - 739                  116          23,418,376         2.18         6.41       340          84.46
740 - 759                   55          11,811,260         1.10         6.34       331          82.26
760 >=                      68          14,582,004         1.36         6.21       338          81.56
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Total:                   6,729      $1,074,074,290       100.00         7.25       347          80.86
----------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 803
Weighted Average: 609.7



7. Combined Original Loan-to-Value Ratio (%)

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                                                      % of Mortgage
                                                       Loan Pool by    Weighted   Weighted
Combined                                 Aggregate       Aggregate     Average    Average     Weighted
Original               Number of       Cut-off Date     Cut-off Date    Gross     Remaining    Average
Loan-to-Value           Mortgage         Principal        Princpal     Interest     Term      Combined
Ratio (%)                Loans           Balance          Balance       Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------
<= 20.00                     4            $459,700          0.04        7.33        314          13.96
20.01 - 30.00               38           2,605,033          0.24        7.17        313          25.82
30.01 - 40.00               44           4,286,380          0.40        7.01        318          34.70
40.01 - 50.00              144          17,761,123          1.65        6.98        335          45.78
50.01 - 60.00              275          36,218,063          3.37        7.06        336          55.87
60.01 - 70.00              750         117,151,952         10.91        7.18        346          66.73
70.01 - 80.00            2,516         401,435,257         37.37        7.13        348          78.03
80.01 - 90.00            1,965         348,343,284         32.43        7.28        351          87.35
90.01 - 100.00             993         145,813,498         13.58        7.68        342          97.53
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Total:                   6,729      $1,074,074,290        100.00        7.25        347          80.86
----------------------------------------------------------------------------------------------------------
Minimum: 12.50
Maximum: 100.00
Weighted Average by Original Balance: 80.86
Weighted Average by Current Balance: 80.86


8. Current Principal Balance ($)

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                                                     % of Mortgage
                                                      Loan Pool by    Weighted   Weighted
                                        Aggregate       Aggregate     Average    Average     Weighted
Current                 Number of     Cut-off Date     Cut-off Date    Gross     Remaining    Average
Principal                Mortgage       Principal        Princpal     Interest     Term      Combined
Balance ($)               Loans         Balance          Balance       Rate      (months)  Original LTV (%)
----------------------------------------------------------------------------------------------------------
$1 - $25,000                25           $559,600          0.05        10.26       232          99.86
$25,001 - $50,000          560         22,592,245          2.10         8.91       288          79.14
$50,001 - $75,000          821         51,448,256          4.79         8.29       317          78.24
$75,001 - $100,000         866         75,781,377          7.06         7.88       338          79.57
$100,001 - $150,000      1,509        186,806,218         17.39         7.50       347          80.08
$150,001 - $200,000      1,080        187,895,506         17.49         7.25       352          79.23
$200,001 - $250,000        712        159,387,060         14.84         7.09       352          80.85
$250,001 - $300,000        463        126,428,004         11.77         6.98       354          82.00
$300,001 - $350,000        290         93,855,734          8.74         6.93       353          83.54
$350,001 - $400,000        196         73,245,684          6.82         6.77       353          84.63
$400,001 - $450,000         95         40,483,709          3.77         6.65       349          81.51
$450,001 - $500,000         91         43,888,569          4.09         6.71       351          81.31
$500,001 - $550,000         13          6,884,322          0.64         6.27       347          82.52
$550,001 - $600,000          5          2,872,827          0.27         6.37       357          77.01
$600,001 - $650,000          2          1,277,179          0.12         6.56       327          78.51
$650,001 - $700,000          1            668,000          0.06         4.63       297          80.00
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Total:                   6,729     $1,074,074,290        100.00         7.25       347          80.86
----------------------------------------------------------------------------------------------------------
Minimum: 19,920.32
Maximum: 668,000.00
Average: 159,618.71


9. Geographical Distribution

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                                                    % of Mortgage
                                                     Loan Pool by    Weighted   Weighted
                                       Aggregate       Aggregate     Average    Average     Weighted
                       Number of     Cut-off Date     Cut-off Date    Gross     Remaining    Average
Geographical            Mortgage       Principal        Princpal     Interest     Term      Combined
Distribution             Loans         Balance          Balance       Rate      (months)  Original LTV (%)
----------------------------------------------------------------------------------------------------------
Alabama                     43      $4,308,252            0.40        8.09          349        84.94
Arizona                    107      11,708,941            1.09        7.32          347        84.16
Arkansas                    13         962,226            0.09        7.87          321        82.97
California               1,886     405,359,964           37.74        6.90          349        80.29
Colorado                    88      12,826,299            1.19        7.09          346        81.99
Connecticut                127      20,725,965            1.93        7.23          348        81.86
Delaware                     5         792,492            0.07        7.67          357        82.17
District of Columbia        22       3,791,747            0.35        7.24          356        72.45
Florida                    590      73,949,394            6.88        7.64          347        80.88
Georgia                    113      14,155,333            1.32        7.73          346        84.87
Hawaii                      67      15,724,898            1.46        6.67          348        80.63
Idaho                       34       4,035,783            0.38        7.28          353        87.07
Illinois                   258      42,415,076            3.95        7.63          350        82.04
Indiana                    116      10,113,313            0.94        7.63          342        84.10
Iowa                        42       4,035,497            0.38        8.15          351        86.03
Kansas                      24       1,958,938            0.18        7.96          341        82.49
Kentucky                    36       3,448,753            0.32        7.67          348        85.45
Louisiana                   47       4,905,958            0.46        7.69          345        84.57
Maine                       30       4,326,920            0.40        7.46          345        78.21
Maryland                   102      17,982,080            1.67        7.38          353        80.92
Massachusetts              189      39,220,052            3.65        7.22          354        77.54
Michigan                   265      29,744,508            2.77        7.77          351        81.00
Minnesota                   83      13,459,331            1.25        7.37          352        82.11
Mississippi                 29       2,706,545            0.25        7.98          335        85.24
Missouri                    95       9,799,086            0.91        7.84          345        81.40
Montana                     12       1,423,412            0.13        8.20          354        87.59
Nebraska                    19       1,648,235            0.15        8.32          356        84.78
Nevada                      99      15,661,046            1.46        7.24          344        84.18
New Hampshire               31       5,380,440            0.50        7.18          354        78.64
New Jersey                  85      17,865,918            1.66        7.45          352        83.19
New Mexico                  43       5,059,112            0.47        7.80          343        82.00
New York                   397      94,227,984            8.77        7.04          350        79.23
North Carolina              65       8,057,129            0.75        7.86          346        83.83
North Dakota                 5         434,247            0.04        8.00          334        89.25
Ohio                       221      21,331,017            1.99        7.67          347        83.63
Oklahoma                    48       5,121,174            0.48        7.78          333        83.65
Oregon                     104      14,026,398            1.31        7.21          349        82.62
Pennsylvania               108      10,351,314            0.96        7.69          331        81.18
Rhode Island                49       8,616,162            0.80        7.40          356        78.31
South Carolina              56       6,291,942            0.59        7.40          348        82.77
South Dakota                 5         692,940            0.06        7.02          357        83.50
Tennessee                   55       5,250,639            0.49        7.99          346        83.39
Texas                      589      52,827,597            4.92        7.94          315        78.47
Utah                        22       2,415,182            0.22        7.19          341        84.51
Vermont                      2         360,235            0.03        7.04          357        91.12
Virginia                    90      14,892,598            1.39        7.56          353        81.27
Washington                 160      24,448,814            2.28        7.23          345        83.62
West Virginia               10         916,803            0.09        8.26          352        80.02
Wisconsin                   38       3,775,852            0.35        7.84          355        82.13
Wyoming                      5         540,750            0.05        8.10          349        88.12
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Total:                   6,729  $1,074,074,290          100.00        7.25          347        80.86
----------------------------------------------------------------------------------------------------------
Number of States Represented: 50


600k($)>10. Original Principal Balance > 600k ($)

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                                                                                                 Pct
Original                                  % of       Weighted   Weighted    Weighted     Pct     Cash    Pct
Principal                 Current         Current    Average    Average     Average     Owner    -out    Full
Balance > 600k ($)        Balance         Balance    Coupon      FICO       OLTV         Occ     Refi     Doc
---------------------------------------------------------------------------------------------------------------
$600,001 - $650,000     1,777,179.26      72.68      6.015      697        75.49       100.00   36.47    63.53
$650,001 - $700,000       668,000.00      27.32      4.625      721        80.00       100.00    0.00   100.00
---------------------------------------------------------------------------------------------------------------
Total:                  2,445,179.26     100.00      5.635      703        76.73       100.00   26.51    73.49
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